                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  March 13, 1996


                                VIVRA INCORPORATED
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               (Exact name of registrant as specified in its charter)

    Delaware                     1-10261                  94-3096645
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 (State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)                Id. No.)
 incorporation)


             400 Primrose, Suite 200, Burlingame, California 94010
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                  (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 348-8200

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

          10.5 Stock Exchange Agreement among Vivra Renal Care, Inc., Vivra Incorporated; Martin Gelman, M.D. and Gerald Bousquet, M.D.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  March 13, 1996.

                               VIVRA INCORPORATED



                               By  /s/ LEANNE M. ZUMWALT
                                  ----------------------------------------------
                                         Leanne M. Zumwalt
                                     Executive Vice President

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